Northwestern Mutual Series Fund, Inc.

Supplement Dated May 22, 2015 to the

Prospectus Dated May 1, 2015

The following information supplements the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2015 (the “Prospectus”). You should read this Supplement together with the Prospectus.

Sub-Adviser Changes for Focused Appreciation and International Growth Portfolios

On or about July 31, 2015, Loomis, Sayles & Company, L.P (“Loomis Sayles”) will replace Janus Capital Management LLC (“Janus”) as the sub-adviser for the Fund’s Focused Appreciation Portfolio and Pyramis Global Advisors, LLC (“Pyramis”) will replace Janus as the sub-adviser for the Fund’s International Growth Portfolio. Loomis Sayles and Pyramis will provide investment sub-advisory services for the Portfolios pursuant to Investment Sub-Advisory Agreements approved by the Fund’s Board of Directors on May 13, 2015.

In approving the new Investment Sub-Advisory Agreements, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change. Additional information about Loomis Sayles and Pyramis, their investment strategies for the respective Portfolios, associated risks, and other information will be made available in the coming months consistent with the requirements of the Exemptive Order.

Please retain this Supplement for future reference.